LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND,

EACH DATED FEBRUARY 1, 2014

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

Effective June 30, 2014, the fund will be renamed QS Batterymarch S&P 500 Index Fund.

Effective June 30, 2014, the name of the fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc.

Effective May 30, 2014, the sections of the Summary Prospectus and the Prospectus titled “Management — Portfolio Managers” are replaced with the following text:

Portfolio managers: Russell Shtern, CFA, and Robert Wang. Mr. Shtern (Portfolio Manager) and Mr. Wang (Portfolio Manager) have been portfolio managers of the fund since May 30, 2014.

Effective May 30, 2014, the section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio managers

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. Members of the investment team may change from time to time.

Russell Shtern, CFA, and Robert Wang are responsible for the strategic oversight of Batterymarch’s investment process for the fund. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies. Mr. Shtern and Mr. Wang have been portfolio managers of the fund since May 2014.

Russell Shtern, CFA, has been associated with Batterymarch since 2014 and has 16 years of investment experience. He has been the head of equity portfolio management and trading at QS Investors since 2010. Mr. Shtern was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a B.B.A. from Pace University.

Robert Wang has been associated with Batterymarch since 2014 and has 34 years of investment experience. He has been the head of portfolio management and trading at QS Investors since 2010. Mr. Wang was formerly head of Quantitative Strategies Portfolio Management for Deutsche Asset Management’s Quantitative Strategies Group and senior fixed income portfolio manager from 1995 to 2010. Prior to joining Deutsche Asset Management, he spent 13 years at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. Mr. Wang has a B.S. from The Wharton School of the University of Pennsylvania.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

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